UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 18, 2021

SKILLZ INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39243	84-4478274
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

PO Box 445
San Francisco, California 94104
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (415) 762-0511

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	SKLZ	NYSE
Warrants to purchase one share of Class A common stock, each at an exercise price of $11.50 per share	SKLZ.WS	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

    Effective October 18, 2021, Skillz Inc. (the “Company”) appointed Vatsal Bhardwaj to the position of the Company’s Chief Product Officer. Prior to joining the Company, Mr. Bhardwaj served as General Manager and Director of Game Tech for Amazon Web Services, Inc., an on-demand cloud computing platform for individuals, companies, and governments, since 2018. Prior to Amazon Web Services, Mr. Bhardwaj served as Head of Product for various business units at Facebook, Inc., a social media platform, from 2015 to 2018.

Under an offer letter that Mr. Bhardwaj entered into with the Company dated October 7, 2021, he will be paid a salary of $400,000.00 per year, as well as a signing bonus of $750,000, which is repayable to the Company should Mr. Bhardwaj voluntarily leave the Company prior to the two year anniversary of his start date. He will also be eligible to receive annual target incentive compensation of $400,000.00 (pro-rated for 2021), subject to achievement of certain performance goals. The Company will also grant to Mr. Bhardwaj a restricted stock unit award covering shares of the Company’s Class A common stock with a grant date value equal to $15,000,000.00. Such grant vests 25% on the first anniversary of Mr. Bhardwaj’s start date and the remainder vests in 12 substantially equal quarterly installments, in each case subject to continuous service with the Company through each applicable vesting date, provided that the grant vests in full if Mr. Bhardwaj is terminated without cause following a change of control of the Company. The Company will also grant to Mr. Bhardwaj a performance stock unit award covering shares of the Company’s Class A common stock with a grant date value equal to $5,000,000.00. Such grant vests over four one-year periods, with pro-rata vesting for the first and last performance periods, in each case subject to continuous service with the Company through each applicable vesting date and the attainment of certain performance goals.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SKILLZ INC.

	By:	/s/ Charlotte Edelman
	Name:	Charlotte Edelman
	Title:	Vice President of Legal and Secretary
Date: October 21, 2021